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                                                                   Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Amendment No. 2 to Registration Statement No. 333-61713 of The J.H. Heafner Company, Inc. of our report dated December 7, 1995 appearing in the Prospectus, which is part of such Registration Statement, and the reference to us under the headings "Selected Historical Financial Data" and "Experts" in such Prospectus.

                                               /s/ DELOITTE & TOUCHE LLP

Raleigh, North Carolina
October 13, 1998